Consolidated income statement - AUD ($) $ in Millions	6 Months Ended
	Mar. 31, 2019		Sep. 30, 2018	Mar. 31, 2018
Consolidated income statement
Interest income	$ 16,968		$ 16,481	$ 16,090
Interest expense	(8,705)		(8,254)	(7,812)
Net interest income	8,263		8,227	8,278
Net fee income	826		1,146	1,278
Net wealth management and insurance income	326		1,110	951
Trading income	437		458	487
Other income	127		(17)	89
Net operating income before operating expenses and impairment charges	9,979		10,924	11,083
Operating expenses	(5,091)		(4,911)	(4,655)
Impairment charges	(333)		(317)	(393)
Profit before income tax	4,555		5,696	6,035
Income tax expense	(1,379)		(1,797)	(1,835)
Net profit for the period	3,176	[1]	3,899	4,200
Net profit attributable to non-controlling interests	(3)		(2)	(2)
Net profit attributable to owners of Westpac Banking Corporation	$ 3,173		$ 3,897	$ 4,198
Earnings per share
Basic (in dollars per share)	$ 0.923		$ 1.138	$ 1.237
Diluted (in dollars per share)	$ 0.895		$ 1.100	$ 1.197

[1]	The Group has adopted AASB 9 Financial Instruments and AASB 15 Revenue from Contracts with Customers from 1 October 2018. Statutory comparatives have not been restated. Refer to Note 1 in Section 4 for further detail. However, where applicable, cash earnings comparatives (excluding expected credit loss provisioning) have been restated to aid comparability. Refer to the cash earnings policy in Section 3.0 for further detail. In addition, during First Half 2019, the Group has made a number of presentational changes to the Balance Sheet and Income Statement. Both statutory and cash earnings comparatives have been restated. Refer to Note 1 in Section 4 for further detail.